SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of l934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

         THE VINCAM GROUP, INC.
         -----------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  ______________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         5)       Total fee paid:
                  ______________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________

         2)       Form, Schedule or Registration Statement No:
                  ______________________________________________________________

         3)       Filing Party:
                  ______________________________________________________________

         4)       Date Filed:
                  ______________________________________________________________

                             THE VINCAM GROUP, INC.

                               2850 DOUGLAS ROAD
                          CORAL GABLES, FLORIDA 33134

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carlos A. Saladrigas and Carlos A. Rodriguez, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of The Vincam Group, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 21, 1998, or at any adjournment thereof, upon the matters referred to on the reverse side and, in their discretion, upon any other business as may come before the meeting.


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                             THE VINCAM GROUP, INC.

                                  MAY 21, 1998


                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

                                          WITHHOLD
                                          authority
                 FOR all nominees      to vote for all
                except as indicated        nominees

1. ELECTION
   OF                   [ ]                  [ ]
   DIRECTORS

   Nominees:  Carlos A. Saladrigas

              Jose M. Sanchez

              Howard E. Cox, Jr.

              Charles M. Hazard, Jr.

              John H. McArthur

 (INSTRUCTION: To withhold authority to vote for
 any individual nominee, strike a line through that
 nominee's name in the list at right).
                                           FOR   AGAINST   ABSTAIN

2. To approve the amendment to The
   Vincam Group, Inc. 1996 Long Term
    Incentive Plan.                        [ ]      [ ]       [ ]



 3. To adopt The Vincam Group, Inc. 1998
    Long Term Incentive Plan.              [ ]      [ ]       [ ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders dated on or about April 22, 1998, and the accompanying Proxy Statement.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signture(s)______________________________________ Dated:___________, 1998


________________________________ Dated:_____________, 1998
SIGNATURE IF SHARES HELD JOINTLY

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.